SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): December 31, 2002

                    COMTEX NEWS NETWORK, INC.
          (Exact Name of Registrant as Specified in Charter)

Delaware                     0-10541                     13-3055012
(State or             (Commission File No.)         (I.R.S. Employer
Other Jurisdiction                                   Indentification No.)
   of Incorporation)


4900 Seminary Road, Suite 800, Alexandria, Virginia                22311
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000


                           Not Applicable
     (Former name or former address, if changed since last report)
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Item 5.        Other Events

     On December 31, 2002, COMTEX NEWS NETWORK, INC. (the
"Company") completed its reincorporation to a Delaware corporation. Company shareholders approved the reincorporation on December 5, 2002. The Company is now known as "Comtex News
Network, Inc."

     The Company's new Certificate of Incorporation and Bylaws are attached hereto as exhibits.

Item 7.        Financial Statements and Exhibits

          The following Exhibits are filed as part of this report:

   Exhibit No.          Description

      3(i) Certificate of Incorporation of Comtex News Network, Inc, a Delaware corporation

      3(ii)          Bylaws of Comtex News Network, Inc., a Delaware
                     corporation
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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              COMTEX NEWS NETWORK, INC.



DATE: January 7, 2003         By:  /s/Charles W. Terry
                              Charles W. Terry
                              President and Chief Executive
                              Officer

                          EXHIBIT INDEX

The following Exhibits are filed as part of this report:

     Exhibit No.         Description

        3(i) Certificate of Incorporation of Comtex News Network, Inc, a Delaware corporation


        3(ii) Bylaws of Comtex News Network, Inc., a Delaware corporation


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